June 30, 2001

Volumetric Fund, Inc.
A No-Load Mutual Fund                                    ( 2 )
--------------------
Second Quarter
Report 2001









                           Volumetric Fund, Inc.

                                 (Logo)










To our shareholders:

   Volumetric Fund's net asset value (NAV) advanced 5.0% in the second quarter of 2001. Our NAV was at $17.14, as of June 30, 2001, down 2.5% from the beginning of the year. The past 12 months have been a very difficult period for the stock market. Still, as the chart below indicates, Volumetric actually gained 4.6% and significantly outperformed all major market indices. Most of them, except for a fractional gain for the Dow, declined in the same period.

               First Half         12-month
               ----------         --------
                 Change            Change
                 ------           -------
Volumetric        -2.5%           + 4.6%
Dow-Jones         -2.6%           + 0.5%
NYSE Index        -5.4%           - 3.3%
S&P 500           -7.3%           -15.3%
Nasdaq           -12.6%           -45.5%

   During the second quarter, on May 21, 2001, Volumetric's NAV actually hit a record high of $18.04 for 2001, before pulling back due to the market correction in June. Based on the Volumetric Index, the Fund's May 21st value reached an all time record high of $143,025. This index, as you may recall, measures the value of a $10,000 hypothetical investment in the Fund on January 1, 1979, with all dividends reinvested. As of June 30, 2001, the index stood at $135,893.

   Our cash position was 23% on June 30. It was reduced from 29%, as of the end of the first quarter.

PORTFOLIO REVIEW
As mentioned in our first quarter and 2000 annual reports, the main reason for our success has been the introduction of our advanced "Strength and Protection" system on September 1, 2000. (Since that date Volumetric is up 1.2%, the Dow-Jones is down 6.6%, the NYSE Index is down 8.2%, the S&P 500 is down 19.5% and the Nasdaq is down 49.0%.)

   During the second quarter the following stocks were added to or deleted from our portfolio:

   Purchases: AFLAC, AK Steel, Alcoa, American International Group, American Power Conversion, BellSouth, Cabletron Systems, Carnival, Coca Cola, Cooper Tire & Rubber, Costco, Delphi Automotive, Eastman Kodak, Edwards AG, General Motors, Goodrich, KB Homes, Kellogg, Keycorp, Mellon Bank, Microsoft, Millipore, Mylan Laboratories, Nasdaq 100 Trust, Nike, RPM, Tyco International, Westwood One and York International. The aggregate value of our purchases was: $17,816,142.

   Sales: AT & T, Centex, City National, Darden Restaurants, Dillard Department Stores, Dupont, Eaton, Freddie Mac, Liz Claiborne, National Service Industries, Olin, Pentair, PPG, Praxair, S&P 400 Mid-cap Index, Sensormatic Electronics, Toll Brothers, Tribune, United Technology, Vintage Oil, Washington Mutual, Weyerheauser and Wolverine World Wide. The aggregate value of our sales was: $20,632,023.

   Our most profitable sales were: National Oilwell with a 84% gain, followed by Toll Brothers with 84%, Washington Mutual with 66% and Dillard Department Stores with 53% gains, respectively.

   The following five stocks are the best percentage gainers, as of June 30, 2001, in our portfolio. The performance of Cabletron Systems, purchased just about 90 days ago, is particularly impressive

                                         Purchase
                            % Gain         Date
1. Ultramar Diamond          86.5%       09/28/00
2. Pep Boys                  80.5        02/14/01
3. Cabletron Systems         78.2        04/02/01
4. North Fork Bancorp        63.0        10/06/00
5. Baxter International      51.5        05/16/00


ANNUAL MEETING
   Volumetric Fund's 2001 annual meeting was held on June 11, 2001. All 11 nominated directors were elected for their respective terms and the CPA firm of Feuer, Orlando & Pye, LLP, was approved as independent auditor of the Fund. We are pleased to welcome our newest director, Dr. Mark R. Johnson, DDS.

WEBSITE
   We would like to invite our shareholders to visit our website, www.volumetric.com., for latest information about the Fund. Our NAV is updated every business day at around 4:30 P.M.

UPDATE AND OUTLOOK
   After a drop in early July, stocks have started to recover late last week. Volumetric Fund's NAV closed at $17.04 on July 13, 2001, down 0.6% since June 30. We have reduced our cash position from 23% to 17%, as of July 13.

   We believe the major market indexes made their lows on April 4, 2001. This does not mean that stocks will go straight up until year's end. Instead, we expect a gradual upward move that will be interrupted occasionally with temporary pullbacks, such as we had in early July.

The main reason why we are optimistic for the second half is due to the Federal Reserve's aggressive interest rate policy. As long as, the Fed will continue to lower interest rates stocks should move mostly up. The market will probably be led by small to mid-sized companies with improving earnings prospects.

We believe that Volumetric Fund with its low volatility and stable long-term growth is ideal for conservative investors who like to sleep well at night. We wish you all a great summer, and thank you for your continued support.

July 14, 2001

                    Sincerely,

    /s/ Gabriel Gibs       /s/ Irene Zawitkowski

     Gabriel Gibs              Irene Zawitkowski

     President                 Executive Vice President





                FINANCIAL HIGHLIGHTS
   (For a share outstanding throughout the period)
          (Six months ended June 30, 2001)
                   (Unaudited)
Per share data:
---------------
Net asset value, December 31, 2000         $18.16
Income from investment operations:
   Net Investment income                     0.02
   Net loss on investments                  (0.46)
                                            ------
Total from investment operations            (0.44)
                                            ------
Less distributions from capital gains:      (0.58)
                                            ------
Net asset value, June 30, 2001              $17.14
                                            ------
Total return                               (2.50%)
                                            ------
Ratios/Supplemental Data:
-------------------------
Net assets, 6/30/01 (in thousands)         $17,367
Ratio of expenses to average net assets     1.93%*
Ratio of net income to average net assets   0.19%*
Portfolio turnover rate                      119%
*Annualized








                     VOLUMETRIC FUND, INC.
                   STATEMENT OF OPERATIONS
               For Six Months Ended, June 30, 2001
                         (Unaudited)

INVESTMENT INCOME
   Dividends................................ $      122,453
   Interest................................          61,843
                                             --------------
     TOTAL INVESTMENT INCOME...............         184,296
                                             --------------
EXPENSES
   Management fee ...........................       167,751
                                             --------------
INVESTMENT INCOME - NET....................          16,545
                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain on investments..........       925,116
   Unrealized appreciation of investments
     Beginning of year........ $   2,955,143
     End of period...............  1,556,101
                               --------------
   Decrease in unrealized appreciation.........   (1,399,042)
                                               --------------
NET LOSS ON INVESTMENTS............. ..........     (473,926)
                                               --------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.................. $    (457,381)
                                               ==============

                    VOLUMETRIC FUND, INC.
            STATEMENT OF CHANGES IN NET ASSETS
            For Six Months Ended, June 30, 2001
                       (Unaudited)

CHANGES RESULTING FROM OPERATIONS
   Investment income - net....................         16,545
   Net realized gain on investments............       925,116
   Decrease in unrealized appreciation.........    (1,399,042)
                                                   -----------
NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS................ ..    (457,381)
                                                   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From 2000 net realized gain on investments
    ($0.58/share) ...............................    (585,646)
                                                   -----------
CAPITAL SHARE TRANSACTIONS
   Shares purchased ...............................    297,181
   Shares reinvested...............................    577,764
   Shares redeemed.................................   (806,588)
                                                   -----------
Net increase from capital share transactions....        68,357
                                                   -----------
NET DECREASE IN NET ASSETS.......................     (974,670)

NET ASSETS
   Beginning of year.............................    18,341,718
                                                   ------------
   End of period.................................. $ 17,367,048
                                                   ============






                        VOLUMETRIC FUND, INC.
               STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 2001
                            (Unaudited)

COMMON STOCKS: 79.5%
                                      MARKET
SHARES   COMPANY                       VALUE
         Aerospace/Defense: 1.0%
  4,500  Goodrich                  $   170,910
                                   -----------
         Auto/Auto Parts: 4.6%
 15,000  Cooper Tire & Rubber          213,000
 12,500  Delphi Automotive             199,125
  3,400  General Motors                218,790
 17,000  Tower Auto*                   174,250
                                   -----------
                                       805,165
                                   -----------
         Banking: 6.3%
  3,100  BB & T Corp.                  113,770
 15,000  Hibernia Corp.                267,000
  7,700  Keycorp                       200,585
  4,700  Mellon Bank                   210,607
 10,000  North Fork Bancorp            310,000
                                   -----------
                                     1,101,962
                                   -----------
         Beverage: 1.1%
  4,400  Coca-Cola                     198,000
                                   -----------
       Building/Construction: 1.2%
  6,800  KB Homes                      205,156
                                    -----------
        Business Services: 1.3%
  7,500  Donnelley (RR) & Sons         222,750
                                    -----------
        Chemicals: 1.1%
 20,000  RPM*                          184,000
                                    -----------
        Communications: 2.7%
  4,700  BellSouth Corp.               189,269
  7,600  Westwood One*                 280,060
                                    -----------
                                      469,329
                                    -----------
        Computers, Hardware: 2.0%
 15,500  Cabletron Systems*            354,175
                                   -----------
         Computers, Software: 2.5%
  3,500  Electronic Data Systems       218,750
  3,000  Microsoft                     219,000
                                    -----------
                                       437,750
                                    -----------
         Drugs: 1.1%
  6,500  Mylan Laboratories            182,845
                                    -----------
        Electrical/Electronics: 4.6%
 11,000  American Power Conversion*    173,250
  4,000  Applied Materials*            196,400
  5,400  Grainger, WW                  222,264
  3,300  Millipore*                    204,534
                                   -----------
                                      796,448
                                   -----------
         Financial Services: 1.2%
  4,500  Edwards, A.G.                202,500
                                   -----------
         Foods: 1.1%
  6,800  Kellogg                      197,200
                                   -----------
         Forest Products: 1.1%
 15,000  Longview Fiber               184,800
                                   -----------
   Gold/Silver: 3.2%
 20,000  Homestake Mining             158,400
 11,000  Newmont Mining               204,710
 20,000  Placer Dome                  196,000
                                   -----------
                                      559,110
                                   -----------
         Home Furnishings: 1.2%
 11,500  La-Z-Boy                     212,750
                                   -----------
         Indexes: 4.9%
 18,600  NASDAQ 100 Trust*            850,020
                                   -----------
         Insurance: 3.5%
  6,500  AFLAC                        204,685
  2,100  American International Group 178,521
  4,600  St. Paul Insurance           233,220
                                   -----------
                                      616,426
                                   -----------
         Leisure/Entertainment: 1.2%
  7,000  Carnival                     214,900
                                   -----------



                                       MARKET
  SHARES   COMPANY                     VALUE
         Machinery: 2.4%
  4,300  Ingersoll-Rand            $  177,160
  6,700  York International           234,634
                                   -----------
                                      411,794
                                   -----------
         Medical/Healthcare: 2.9%
  6,000  Baxter International         303,000
  6,600  Haemonetics*                 201,300
                                   -----------
                                      504,300
                                   -----------
         Metals/Steel: 2.4%
 17,000  AK Steel                     213,180
  5,300  Alcoa                        212,000
                                   -----------
                                      425,180
                                   -----------
         Misc./Diversified: 5.0%
  4,100  Eastman Kodak                191,388
  4,800  General Electric             235,200
  4,000  Textron                      220,160
  4,000  Tyco International           218,040
                                   -----------
                                      864,788
                                   -----------
         Oil/Oil Services: 3.0%
 13,400  Penzoil-Quaker State Oil     150,080
  8,000  Ultramar Diamond             378,000
                                   -----------
                                      528,080
                                   -----------
         Railroads: 1.5%
 12,500  Norfolk Southern             259,375
                                   -----------
         Real Estate: 2.6%
  8,000  Archstone Communities        206,240
 20,000  Host Marriott                250,400
                                   -----------
                                      456,640
                                   -----------
         Retail: 6.3%
  5,100  Costco*                      209,508
 10,000  Dollar General               195,000
  3,500  Lowe's                       253,925
 20,000  Office Depot*                207,600
 20,000  Pep Boys                     224,600
                                   -----------
                                    1,090,633
                                   -----------
         Shoes: 1.1%
  4,600  Nike                         193,154
                                   -----------
         Textile/Apparel: 1.5%
 12,400  Nautica*                     253,332
                                   -----------
         Toys: 1.2%
 15,000  Hasbro                       216,750
                                   -----------
         Utilities: 2.5%
  8,600  Kansas City Power & Light    211,130
  9,200  Southwest Gas                217,856
                                   -----------
                                      428,986
                                   -----------
TOTAL COMMON STOCKS
(COST   $12,243107)                13,799,208
                                   -----------
CASH EQUIVALENTS/RECEIVABLES: 20.5%
   Cash                                67,903
   Chase Vista Instit.
       Money Market acct            3,328,700
   Receivable from brokers, others    548,904
   Dividends and interest receivable   21,129
                                   -----------
TOTAL CASH EQUIVS / RECEIVABLES     3,966,636
                                   -----------
TOTAL ASSETS                       17,765,844
LIABILITIES: Payable to brokers      (398,797)
NET ASSETS                       $ 17,367,047
                                  ===========

VOLUMETRIC SHARES OUTSTANDING       1,013,386
                                   -----------

NET ASSET VALUE PER SHARE             $17.14
                                   ===========
*Security is non-income producing.






Volumetric Fund, Inc.

87 Violet Drive
Pearl River
New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com



Investment Advisor                 Board of Directors
and
Transfer Agent                     William P. Behrens
                                   Jeffrey J. Castaldo
Volumetric Advisers, Inc.          George Curtis
Pearl River, New York              Gabriel J. Gibs, Chairman
                                   Mark R. Johnson
Custodian                          Wayne W. Moshier
                                   Marcel A. Olbrecht
J.P. Morgan Chase                  Stephen J. Samitt
New York, New York                 David Seidenberg
                                   Raymond W. Sheriden
                                   Irene J. Zawitkowski

                                   Officers

                                   Gabriel J. Gibs
                                     President, Portfolio Manager
                                   Irene J. Zawitkowski
                                     Executive Vice President
                                   Jeffrey M. Gibs
                                     Senior Vice President
                                   Raymond W. Sheriden
                                     Vice President
                                   David L. Seidenberg
                                     Treasurer